                           [IDG BOOKS WORLDWIDE LOGO]

       CLASS A COMMON STOCK                        CLASS A COMMON STOCK



 THIS CERTIFICATE IS TRANSFERABLE           SEE REVERSE FOR CERTAIN DEFINITIONS
  IN BOSTON, MA OR NEW YORK, NY                AND A STATEMENT OF RIGHTS AND
                                                   RESTRICTIONS, IF ANY
                                                    CUSIP 449384 10 6


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



THIS CERTIFIES THAT




IS THE RECORD HOLDER OF



               FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A
                  COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

                           IDG BOOKS WORLDWIDE, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ JOHN BALL                               /s/ JOHN J. KILCULLEN

EXECUTIVE VICE PRESIDENT, OPERATIONS        CHAIRMAN OF THE BOARD OF DIRECTORS
 AND ADMINISTRATION, AND SECRETARY              AND CHIEF EXECUTIVE OFFICER

                                     [SEAL]

COUNTERSIGNED AND REGISTERED:
     BANKBOSTON, N.A.
          TRANSFER AGENT AND REGISTRAR


BY  /s/ MARY PENEZIC


               AUTHORIZED SIGNATURE
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        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM   --  as tenants in common              UNIF GIFT MIN ACT -- ...................Custodian...............
        TEN ENT   --  as tenants by the entireties                                 (Cust)                    (Minor)
        JT TEN    --  as joint tenants with right of                         under Uniform Gifts to Minors
                      survivorship and not as tenants                        Act........................................
                      in common                                                                 (State)
        COM PROP  --  as community property             UNIF TRF MIN ACT  -- .............Custodian (until age.........)
                                                                                 (Cust)
                                                                             ....................under Uniform Transfers
                                                                                    (Minor)
                                                                             to Minors Act..............................
                                                                                                   (State)


    Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED,___________________________hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________


                                X_______________________________________________

                                X_______________________________________________
                                 THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                       NOTICE: FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                 CHANGE WHATEVER.

Signature(s) Guaranteed




By___________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.